UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 16, 2023
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Amkor Technology, Inc. (the “Company”) held on May 16, 2023, the following proposals were approved by the stockholders of the Company by the votes indicated below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2023.

With respect to Proposal 4 below, the highest number of the votes cast by the stockholders of the Company at the Annual Meeting were in favor of conducting future advisory votes on named executive officer compensation once every year. Based on such voting results, the Company’s Board of Directors (the “Board”) decided that the Company will conduct an advisory vote on named executive officer compensation once every year.

1.Election of the following 11 nominees to serve on the Board for a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal.

	Voted For	Withheld	Non-Votes
James J Kim	219,618,281	9,177,152	6,557,600
Susan Y. Kim	221,218,532	7,576,901	6,557,600
Giel Rutten	226,070,818	2,724,615	6,557,600
Douglas A. Alexander	225,702,444	3,092,989	6,557,600
Roger A. Carolin	200,731,311	28,064,122	6,557,600
Winston J. Churchill	179,942,738	48,852,695	6,557,600
Daniel Liao	228,063,564	731,869	6,557,600
MaryFrances McCourt	228,057,879	737,554	6,557,600
Robert R. Morse	205,704,119	23,091,314	6,557,600
Gil C. Tily	171,704,321	57,091,112	6,557,600
David N. Watson	206,199,936	22,595,497	6,557,600

2.Advisory vote to approve the compensation of the Company’s named executive officers.

Voted For	Against	Abstain	Non-Votes
184,466,988	44,108,266	220,179	6,557,600

3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Voted For	Against	Abstain	Non-Votes
231,995,626	3,200,622	156,785	—

4.Advisory vote on the frequency of future advisory votes on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain
204,680,445	60,873	23,948,916	105,199

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel, and Corporate Secretary

Date: May 19, 2023